EXHIBIT 10.51

                   FIRST AMENDMENT TO GUARANTY BY CORPORATION
                           (K-Tel International, Inc.)

                  This Amendment, dated as of September __, 1997, is made by and between K-TEL INTERNATIONAL, INC., a Minnesota corporation (the "Guarantor") and TCF NATIONAL BANK MINNESOTA, a national banking association, formerly known and organized as TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Bank").

                                    RECITALS

                  A. The Guarantor has executed and delivered to the Bank an Amended and Restated Guaranty by Corporation dated April 10, 1997 (the "Guaranty"), pursuant to which the Guarantor has guaranteed, among other things, all of the present and future debts, liabilities and obligations of K-Tel International (USA), Inc., a Minnesota corporation ("K-Tel USA"), Dominion Entertainment, Inc., a Minnesota corporation ("Dominion"), K-Tel Productions, Inc., a Minnesota corporation ("K-Tel Productions"), K-Tel Video, Inc., a Minnesota corporation ("K-Tel Video"), K-Tel Direct, Inc., a Minnesota corporation ("K-Tel Direct"), K-Tel TV, Inc., a Minnesota corporation ("K-Tel TV"), and K-Tel Consumer Products, Inc., a Minnesota corporation ("K-Tel Consumer Products"; collectively, the "Borrowers") to the Bank, including, without limitation, all present and future debts, liabilities and obligations of the Borrower arising under the Amended and Restated Revolving Credit Agreement dated as of April 10, 1997, as amended by a First Amendment to Amended and Restated Revolving Credit Agreement dated as of July 31, 1997, and by a Second Amendment to Amended and Restated Revolving Credit Agreement of even date herewith, as the same may be amended or restated from time to time (the "Credit Agreement").

                  B. As a condition to entering into the Second Amendment to Amended and Restated Revolving Credit Agreement of even date herewith and to making any further loans or extensions of credit to the Borrowers, the Bank has required that the Guarantor execute and deliver this Amendment.

                  ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the Guarantor and the Bank hereby agree as follows:

                  1. Paragraph 16 of the Guaranty is hereby amended to read as follows:

                  "16. The Guarantor will not incur, create, assume or permit to exist any indebtedness for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except unsecured indebtedness to Philip Kives or an entity controlled by Philip Kives. The Guarantor covenants and agrees that, so long as any Advances (as defined in the Credit Agreement) shall be outstanding and/or the Bank's Commitment (as defined in the Credit Agreement) shall be outstanding, the Guarantor will not repay any principal of any indebtedness owing by the Guarantor to Philip Kives or to an entity controlled by Philip Kives. Nothing in this paragraph 16 shall be deemed to prohibit the payment of interest, when due, by the Guarantor to Philip Kives or to an entity controlled by Philip Kives with respect to the outstanding principal indebtedness owed by the Guarantor to Philip Kives or to an entity controlled by Philip Kives."

                  2. The Guaranty is hereby amended by adding the following new paragraph 21:

                  "21. The Guarantor covenants and agrees that, so long as any Advances (as defined in the Credit Agreement) to the Borrowers shall be unpaid or the Bank's Commitment (as defined in the Credit Agreement) shall be outstanding, the Guarantor will not repurchase any of the issued and outstanding stock of the Guarantor."

                  3. Except as amended by this Amendment, all of the terms and conditions of the Guaranty shall remain in all other respects in full force and effect.

                  4. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as the date first written above.

                                      K-TEL INTERNATIONAL, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      TCF NATIONAL BANK MINNESOTA


                                      By ______________________________________
                                         Its___________________________________


                                      And


                                      By ______________________________________
                                         Its___________________________________